Exhibit 99.2

CATELLUS

DEVELOPMENT CORPORATION

CORPORATE DATA

Catellus Development Corporation is a publicly traded real estate development company that began operating as a real estate investment trust effective January 1, 2004. The company owns and operates approximately 40.7 million square feet of predominantly industrial property in many of the country’s major distribution centers and transportation corridors. Catellus’ principal objective is sustainable, long-term growth in earnings, which it seeks to achieve by applying its strategic resources: a lower-risk/higher-return rental portfolio, a focus on expanding that portfolio through development, and the deployment of its proven land development skills to select opportunities where it can generate profits to recycle back into its business. More information on the company is available at www.catellus.com.

Company Information	Senior Management
Corporate Office:	Nelson C. Rising, Chairman and Chief Executive Officer
201 Mission St., 2nd Floor	Timothy J. Beaudin, Executive Vice President
San Francisco, CA 94105	Ted Antenucci, President, Catellus Commercial Development
Phone: (415) 974-4500	Bill Hosler, Senior Vice President and Chief Financial Officer
Fax: (415) 974-4550	Vanessa Washington, Senior Vice President and General Counsel
www.catellus.com	Mike Wenzell, Vice President, Corporate Strategic Initiatives

Investor Contact Information	Corporate Officers
Investor Relations:	Willie Bogan - Vice President & Associate General Counsel
Margan Mitchell, Vice President	Chris Chen - Vice President & Associate General Counsel
Phone: (415) 974-4616	Joyce Ibardolasa - Vice President Human Resources & Administration
Fax: (415) 974-4550	Bill Lau - Vice President Finance & Treasurer
Email: margan_mitchell@catellus.com	Margan Mitchell - Vice President Corporate Communications
Ed Sham - Vice President & Controller
David Zeiger - Vice President Taxation

Stock Information	Research Coverage
NYSE Ticker Symbol: CDX	Citigroup Smith Barney - Jonathan Litt (212) 816-0231
Closing stock price on September 30 = $26.51	Deutsche Bank Securities - John Perry (212) 250-5182
Average daily volume for the quarter: 244,050 shares	GreenStreet Advisors - Jim Sullivan (949) 640-8780
Lehman Brothers - David Shulman/David Harris (212) 526- 3413 / 526-1790
KeyBanc Capital Markets - Richard Sweigard (216) 563-2501
Maxcor Financial - Rich Anderson (646) 346-7077
Merrill Lynch - Steve Sakwa (212) 449-0335
Morgan Stanley - Gregory Whyte (212) 761-6331
RBC Capital - David Copp/Jay Leupp (415) 633-8558 / 633- 8588
Wachovia Securities - Christopher Haley (443) 263-6773

The accompanying financial statements and supplemental information are considered unaudited and should be read in conjunction with the Company’s report on Form 10-K for the fiscal year ended December 31, 2003, filed with the SEC and the Form 10-Q for the quarter ended June 30, 2004 as filed with the SEC.

CATELLUS

DEVELOPMENT CORPORATION

SUPPLEMENTAL FINANCIAL PACKAGE

September 30, 2004

TABLE OF CONTENTS

FINANCIALS
CONSOLIDATED

Key financial data	1-2
Consolidated balance sheet	3
Consolidated balance sheet by segment	4
Consolidated statement of operations	5
Consolidated statement of cash flows	6
Funds from operations	7-10
Balance sheet detail and fully diluted shares outstanding	11
Debt analysis	12
Capital expenditures	13

OPERATING SEGMENTS

Property book value by segment	14
Gross margin on property sales	15

ADDITIONAL INFORMATION
PORTFOLIO DATA

Net operating income and square feet by state	16-17
Same space net operating income	18-19
Full quarter net operating income by state	20
Full quarter net operating income detail by type	21
Buildings owned & occupancy	22
Lease expirations	23
Ten largest tenants	24
Office buildings over 100,000 square feet and ground leases	25

CORE SEGMENT DEVELOPMENT ACTIVITY

Land inventory	26
Construction starts and completions	27
Properties under construction	28
Work in process	29

URBAN, RESIDENTIAL & OTHER SEGMENT ACTIVITY

Properties under construction and completions	30
Work in process	31
Land inventory	32
OPERATING JOINT VENTURES	33
DEFINITIONS	34

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data

(In thousands, except per share data)

	For the Three Months Ended or as of
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Share Data
Average common shares outstanding - basic	103,053	103,023	102,844	102,545	90,224
Average common shares outstanding - diluted	104,424	104,078	104,031	103,698	92,339

Common Share Price and Dividend
At end of period	$26.51	$24.65	$26.01	$24.12	$24.45
High during quarter	$27.80	$26.31	$27.15	$26.59	$24.64
Low during quarter	$24.69	$21.52	$24.03	$22.24	$22.10
Quarterly dividend per share	$0.27	$0.27	$0.27	$0.27	$0.30

Market Capitalization
Market value of common equity	$2,731,935	$2,539,517	$2,674,972	$2,473,385	$2,205,977
Total debt	1,353,941	1,326,946	1,332,731	1,378,054	1,430,590

Total market capitalization	$4,085,876	$3,866,463	$4,007,703	$3,851,439	$3,636,567

Total debt / total market capitalization	33.1%	34.3%	33.3%	35.8%	39.3%

Selected Balance Sheet Data
Book value of real estate assets (before accum. dep.)	$2,635,367	$2,553,387	$2,495,731	$2,498,015	$2,549,606
Total assets	$2,568,799	$2,547,796	$2,563,361	$2,595,309	$2,673,933
Total liabilities	$1,831,009	$1,815,678	$1,842,184	$1,885,628	$1,990,609
Total shareholders’ equity	$737,790	$732,118	$721,177	$709,681	$683,324

Income Items
Net income	$29,813	$35,334	$32,091	$171,185	$20,949
Core segment FFO as adjusted (1)	$34,134	$40,170	$46,292	$28,358	$32,687
Lease termination fees	$121	$78	$—	$—	$—
Straight line rent adjustment	$976	$1,203	$1,345	$1,001	$1,909

Per Share Data (diluted)
Earnings per share	$0.29	$0.34	$0.31	$1.65	$0.20
Core segment FFO per share as adjusted (1)	$0.33	$0.39	$0.44	$0.27	$0.32

Portfolio Data
Rental property - square feet owned	40,672	41,373	39,966	38,204	38,203
Rental property - square feet leased	38,294	39,611	38,242	36,380	36,403
Rental property - occupancy %	94.2%	95.7%	95.7%	95.2%	95.3%

Core Segment Construction Activity (square feet)
Under construction, beginning of period	2,243	2,898	4,313	2,638	3,626
Construction starts during period	1,268	837	406	1,875	—
Less: construction completed - retained in portfolio	—	(1,492)	(1,763)	—	(801)
Less: construction completed - design build/fee	—	—	—	—	—
Less: construction completed - build to sell	—	—	(58)	(200)	—
Less: construction completed - joint venture development	—	—	—	—	(187)

Under construction, end of period	3,511	2,243	2,898	4,313	2,638

Sales Backlog
Core segment - income property sales	$11,000	$30,730	$31,377	$4,450	$9,277
Core segment - development sales	$33,775	$18,542	$8,039	$20,329	$35,697
Urban/Residential/Other segment - asset sales	$370,447	$63,135	$64,088	$14,491	$129,578

(1)	A reconciliation of net income to funds from operations (FFO) is provided on pages 7-10

CATELLUS

DEVELOPMENT CORPORATION

Key Financial Data Reconciliation

(In thousands, except ratios)

	For the Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Reconciliation to EBITDA (1)
Net Income	$29,813	$35,334	$32,091	$171,185	$20,949
Interest expense	15,959	16,692	15,753	12,244	15,923
Capitalized interest in cost of sales	5,878	425	2,161	6,140	1,615
Income taxes (benefit) (2)	5,905	982	931	(79,205)	12,415
Depreciation and amortization	20,575	19,230	18,077	17,986	18,066

EBITDA (1)	$78,130	$72,663	$69,013	$128,350	$68,968

Interest Charges (1)
Interest expense	$15,959	$16,692	$15,753	$12,244	$15,923
Less non-cash interest (amortization of deferred loan fees)	(1,243)	(1,252)	(1,372)	(1,555)	(1,104)
Capitalized interest	5,528	4,751	5,775	6,607	5,743

Total interest charges	$20,244	$20,191	$20,156	$17,296	$20,562

Fixed Charges
Total interest charges	$20,244	$20,191	$20,156	$17,296	$20,562
Regularly scheduled principal payments	6,097	6,109	5,245	4,370	5,991

Total fixed charges	$26,341	$26,300	$25,401	$21,666	$26,553

Ratios
Interest coverage ratio	3.86	3.60	3.42	7.42	3.35
Fixed charge coverage ratio	2.97	2.76	2.72	5.92	2.60

(1)	Includes discontinued operations. See Statement of Operations.
(2)	Fourth quarter 2003 includes tax effect of REIT conversion.

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Balance Sheet

(In thousands)

(Unaudited)

	September 30, 2004	December 31, 2003
Assets

Properties	$2,635,367	$2,498,015
Less accumulated depreciation	(486,288)	(446,872)

	2,149,079	2,051,143
Other assets and deferred charges, net	270,065	292,312
Notes receivable, less allowance	84,519	119,202
Accounts receivable, less allowance	21,857	19,752
Assets held for sale	6,778	2,352
Restricted cash and investments	12,646	64,617
Cash and cash equivalents	23,855	45,931

Total	$2,568,799	$2,595,309

Liabilities and stockholders’ equity

Mortgage and other debt	$1,353,941	$1,378,054
Accounts payable and accrued expenses	125,668	157,036
Deferred credits and other liabilities	300,867	291,530
Liabilities associated with assets held for sale	72	2,296
Deferred income taxes	50,461	56,712

Total liabilities	1,831,009	1,885,628

Stockholders’ equity
Common stock - 104,339 and 103,822 shares issued, and 103,039 and 102,724 shares outstanding at September 30, 2004 and December 31, 2003, respectively	1,043	1,039
Paid-in capital	500,578	489,143
Unearned value of restricted stock and restricted stock units (1,300 and 1,098 shares at September 30, 2004 and December 31, 2003, respectively)	(19,845)	(22,720)
Accumulated earnings	256,014	242,219

Total stockholders’ equity	737,790	709,681

Total	$2,568,799	$2,595,309

CATELLUS

DEVELOPMENT CORPORATION

Pro Forma Consolidated Balance Sheet

As of September 30, 2004

(In thousands)

(Unaudited)

	Core Segment	Urban/Residential/ Other Segment	Total
Assets

Properties, net of accumulated depreciation	$1,711,615	$437,464	$2,149,079
Other assets and deferred charges, net	196,861	73,204	270,065
Notes receivable, less allowance	74,816	9,703	84,519
Accounts receivable, less allowance	20,809	1,048	21,857
Assets held for sale	6,778	—	6,778
Restricted cash and investments	12,646	—	12,646
Cash and cash equivalents	23,855	—	23,855

Total assets	$2,047,380	$521,419	$2,568,799

Liabilities and Stockholders’ Equity

Mortgage and other debt	$1,353,941	$—	$1,353,941
Accounts payable and accrued expenses	100,770	24,898	125,668
Deferred credits and other liabilities	262,133	38,734	300,867
Liabilities associated with assets held for sale	72	—	72
Deferred income taxes	26,974	23,487	50,461

Total liabilities	1,743,890	87,119	1,831,009

Stockholders’ Equity	303,490	434,300	737,790

Total liabilities and stockholders’ equity	$2,047,380	$521,419	$2,568,799

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Operations

(In thousands, except per share data)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003
Revenue
Rental revenue	$76,548	$74,079	$229,373	$219,907
Sales revenue	39,487	45,515	84,477	78,425
Management, development and other fees	394	2,954	2,851	9,901

	116,429	122,548	316,701	308,233

Costs and expenses
Property operating costs	(21,775)	(22,760)	(63,037)	(61,568)
Cost of sales	(23,144)	(27,171)	(51,108)	(50,424)
Selling, general and administrative expenses	(13,619)	(15,365)	(39,181)	(35,423)
Depreciation and amortization	(20,344)	(17,721)	(56,980)	(51,311)

	(78,882)	(83,017)	(210,306)	(198,726)

Operating income	37,547	39,531	106,395	109,507

Other income
Equity in (losses) earnings of operating joint ventures, net	(802)	540	3,991	5,199
Equity in earnings of development joint ventures, net	1,204	7,553	5,822	16,834
Gain on non-strategic asset sales	—	928	16,441	8,285
Interest income	2,143	1,745	7,381	5,458
Other	1,166	581	2,423	2,530

	3,711	11,347	36,058	38,306

Other expenses
Interest expense	(15,763)	(15,583)	(47,821)	(48,778)
REIT transition costs	—	(1,416)	(420)	(4,779)
Other	(1,693)	(411)	(3,942)	(607)

	(17,456)	(17,410)	(52,183)	(54,164)

Income before income taxes and discontinued operations	23,802	33,468	90,270	93,649

Income tax expense	(5,905)	(12,456)	(7,818)	(34,842)

Income from continuing operations	17,897	21,012	82,452	58,807

Discontinued operations, net of income tax:
Gain (loss) from disposal of discontinued operations	11,617	(201)	13,631	4,218
Income from discontinued operations	299	138	1,155	589

Net gain (loss) from discontinued operations	11,916	(63)	14,786	4,807

Net income	$29,813	$20,949	$97,238	$63,614

Income per share from continuing operations
Basic	$0.17	$0.21	$0.80	$0.59

Assuming dilution	$0.17	$0.20	$0.79	$0.58

Income per share from discontinued operations
Basic	$0.12	$—	$0.14	$0.05

Assuming dilution	$0.12	$—	$0.14	$0.05

Net income per share
Basic	$0.29	$0.21	$0.94	$0.64

Assuming dilution	$0.29	$0.20	$0.93	$0.63

Average number of common shares outstanding - basic	103,053	100,879	102,974	99,064

Average number of common shares outstanding - diluted	104,424	102,994	104,272	101,737

Dividends declared per share	$0.27	$—	$0.81	$—

CATELLUS

DEVELOPMENT CORPORATION

Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended 09/30/04	Nine Months Ended 09/30/03
Cash flows from operating activities:
Net income	$97,238	$63,614
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,980	51,311
Deferred income taxes (benefit) expense	(6,251)	781
Deferred gain recognized	(10,861)	(3,576)
Amortization of deferred loan fees and other costs	3,867	3,316
Equity in earnings of joint ventures	(9,813)	(22,033)
Operating distributions from joint ventures	18,979	19,754
Gain on sale of investment property	(13,631)	(7,030)
Cost of development property and non-strategic assets sold	55,809	49,229
Capital expenditures for development property	(42,896)	(62,981)
Other, net	6,314	(1,652)
Changes in assets and liabilities:
Accounts and notes receivable	32,738	(5,907)
Other assets and deferred charges	(10,358)	40,399
Accounts payable and accrued expenses	(36,431)	(22,516)
Deferred credits and other liabilities	26,458	13,548

Net cash provided by operating activities	168,142	116,257

Cash flows from investing activities:
Property acquisitions	(27,574)	(94,248)
Capital expenditures for investment property	(155,642)	(103,064)
Tenant improvements	(4,410)	(5,491)
Reimbursable construction costs	2,769	(5,128)
Net proceeds from sale of investment property	40,370	27,800
Distributions from joint ventures	—	8,601
Contributions to joint ventures	(1,445)	(6,028)
Net increase in restricted cash	51,971	(7,308)

Net cash used in investing activities	(93,961)	(184,866)

Cash flows from financing activities:
Borrowings	142,131	70,262
Repayment of borrowings	(159,094)	(131,980)
Dividends paid	(83,151)	—
Distributions to minority partners	—	(4,551)
Proceeds from issuance of common stock	3,857	53,925

Net cash used in financing activities	(96,257)	(12,344)

Net decrease in cash and cash equivalents	(22,076)	(80,953)
Cash and cash equivalents at beginning of period	45,931	274,927

Cash and cash equivalents at end of period	$23,855	$193,974

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$44,348	$46,500
Income taxes	$42,104	$57,923
Non-cash financing activities:
Debt forgiveness-property reconveyance / reduction	$(9,209)	$(6,536)

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended September 30, 2004

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$77,543	$—	$77,543	$(995)	$76,548
Sales revenue	33,434	36,824	70,258	(30,771)	39,487
Management, development and other fees	394	—	394	—	394

	111,371	36,824	148,195	(31,766)	116,429

Costs and expenses
Property operating costs	(22,014)	—	(22,014)	239	(21,775)
Cost of sales	(21,436)	(20,862)	(42,298)	19,154	(23,144)
Selling, general and administrative expenses	(7,418)	(6,201)	(13,619)	—	(13,619)
Depreciation and amortization	(20,409)	(166)	(20,575)	231	(20,344)

	(71,277)	(27,229)	(98,506)	19,624	(78,882)

Operating income	40,094	9,595	49,689	(12,142)	37,547
Other income
Equity in losses of operating joint ventures, net	(802)	—	(802)	—	(802)
Equity in earnings of development joint ventures, net	100	1,104	1,204	—	1,204
Gain on non-strategic asset sales	—	—	—	—	—
Interest income	1,662	481	2,143	—	2,143
Other	1,515	(342)	1,173	(7)	1,166

	2,475	1,243	3,718	(7)	3,711

Other expenses
Interest expense	(15,959)	—	(15,959)	196	(15,763)
Other	(498)	(1,232)	(1,730)	37	(1,693)

	(16,457)	(1,232)	(17,689)	233	(17,456)

Income before income taxes and discontinued operations	26,112	9,606	35,718	(11,916)	23,802
Income tax expense	(1,421)	(4,484)	(5,905)	—	(5,905)

Income from continuing operations	24,691	5,122	29,813	(11,916)	17,897

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	11,617	11,617
Income from discontinued operations	—	—	—	299	299

Net gain from discontinued operations	—	—	—	11,916	11,916

Net income	$24,691	$5,122	$29,813	$—	$29,813

Depreciation	21,099	174	21,273	—	21,273
Gain on rental property sales	(11,656)	—	(11,656)	—	(11,656)

Funds from operations (FFO)	$34,134	$5,296	$39,430	$—	$39,430

FFO per share
Basic	$0.33	$0.05	$0.38	$—	$0.38

Assuming dilution	$0.33	$0.05	$0.38	$—	$0.38

Average number of common shares outstanding-basic	103,053	103,053	103,053	103,053	103,053
Average number of common shares outstanding-diluted	104,424	104,424	104,424	104,424	104,424

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the three months ended September 30, 2003

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$75,337	$—	$75,337	$(1,258)	$74,079
Sales revenue	2,106	43,409	45,515	—	45,515
Management, development and other fees	1,695	1,259	2,954	—	2,954

	79,138	44,668	123,806	(1,258)	122,548

Costs and expenses
Property operating costs	(23,102)	—	(23,102)	342	(22,760)
Cost of sales	(2,090)	(25,416)	(27,506)	335	(27,171)
Selling, general and administrative expenses	(8,241)	(7,124)	(15,365)	—	(15,365)
Depreciation and amortization	(17,788)	(278)	(18,066)	345	(17,721)

	(51,221)	(32,818)	(84,039)	1,022	(83,017)

Operating income	27,917	11,850	39,767	(236)	39,531

Other income
Equity in earnings of operating joint ventures, net	540	—	540	—	540
Equity in earnings of development joint ventures, net	—	7,553	7,553	—	7,553
Gain on non-strategic asset sales	—	928	928	—	928
Interest income	915	830	1,745	—	1,745
Other	(4)	585	581	—	581

	1,451	9,896	11,347	—	11,347

Other expenses
Interest expense	(15,923)	—	(15,923)	340	(15,583)
REIT transition costs	—	(1,416)	(1,416)	—	(1,416)
Other	(258)	(153)	(411)	—	(411)

	(16,181)	(1,569)	(17,750)	340	(17,410)

Income before income taxes and discontinued operations	13,187	20,177	33,364	104	33,468
Income tax expense	(4,344)	(8,071)	(12,415)	(41)	(12,456)

Income from continuing operations	8,843	12,106	20,949	63	21,012

Discontinued operations, net of income tax
Loss from disposal of discontinued operations	—	—	—	(201)	(201)
Income from discontinued operations	—	—	—	138	138

Net loss from discontinued operations	—	—	—	(63)	(63)

Net income	$8,843	$12,106	$20,949	$—	$20,949
Depreciation	18,091	429	18,520	—	18,520
Loss on rental property sales	301	—	301	—	301

Funds from operations (FFO)	27,235	12,535	39,770	—	39,770
Hypothetical tax savings	5,452	—	5,452	—	5,452

FFO as adjusted for hypothetical tax savings	$32,687	$12,535	$45,222	$—	$45,222

FFO per share
Basic	$0.27	$0.12	$0.39	$—	$0.39

Assuming dilution	$0.26	$0.13	$0.39	$—	$0.39

FFO as adjusted for hypothetical tax savings per share
Basic	$0.32	$0.13	$0.45	$—	$0.45

Assuming dilution	$0.32	$0.12	$0.44	$—	$0.44

Average number of common shares outstanding-basic	100,879	100,879	100,879	100,879	100,879
Average number of common shares outstanding-diluted	102,994	102,994	102,994	102,994	102,994

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the nine months ended September 30, 2004

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2004
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$232,719	$—	$232,719	$(3,346)	$229,373
Sales revenue	74,998	50,172	125,170	(40,693)	84,477
Management, development and other fees	1,920	931	2,851	—	2,851

	309,637	51,103	360,740	(44,039)	316,701

Costs and expenses
Property operating costs	(63,713)	—	(63,713)	676	(63,037)
Cost of sales	(44,603)	(33,567)	(78,170)	27,062	(51,108)
Selling, general and administrative expenses	(21,305)	(17,876)	(39,181)	—	(39,181)
Depreciation and amortization	(57,143)	(739)	(57,882)	902	(56,980)

	(186,764)	(52,182)	(238,946)	28,640	(210,306)

Operating income (loss)	122,873	(1,079)	121,794	(15,399)	106,395

Other income
Equity in earnings of operating joint ventures, net	3,991	—	3,991	—	3,991
Equity in earnings of development joint ventures, net	100	5,722	5,822	—	5,822
Gain on non-strategic asset sales	—	16,441	16,441	—	16,441
Interest income	5,850	1,531	7,381	—	7,381
Other	1,781	649	2,430	(7)	2,423

	11,722	24,343	36,065	(7)	36,058

Other expenses
Interest expense	(48,404)	—	(48,404)	583	(47,821)
REIT transition costs	—	(420)	(420)	—	(420)
Other	(1,247)	(2,732)	(3,979)	37	(3,942)

	(49,651)	(3,152)	(52,803)	620	(52,183)

Income before income taxes and discontinued operations	84,944	20,112	105,056	(14,786)	90,270
Income tax (expense) benefit	(7,306)	(512)	(7,818)	—	(7,818)

Income from continuing operations	77,638	19,600	97,238	(14,786)	82,452

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	13,631	13,631
Income from discontinued operations	—	—	—	1,155	1,155

Net gain from discontinued operations	—	—	—	14,786	14,786

Net income	$77,638	$19,600	$97,238	$—	$97,238
Depreciation	58,981	539	59,520	—	59,520
Gain on rental property sales	(16,023)	—	(16,023)	—	(16,023)

Funds from operations (FFO)	$120,596	$20,139	$140,735	$—	$140,735

FFO per share
Basic	$1.17	$0.20	$1.37	$—	$1.37

Assuming dilution	$1.16	$0.19	$1.35	$—	$1.35

Average number of common shares outstanding-basic	102,974	102,974	102,974	102,974	102,974
Average number of common shares outstanding-diluted	104,272	104,272	104,272	104,272	104,272

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Reconciliation of Net Income to Funds From Operations

For the nine months ended September 30, 2003

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2003
	Core Segment	Urban/Res. & Other Segment	Subtotal	Discontinued Operations	Total
Revenue
Rental revenue	$224,520	$—	$224,520	$(4,613)	$219,907
Sales revenue	58,616	48,011	106,627	(28,202)	78,425
Management, development and other fees	5,599	4,302	9,901	—	9,901

	288,735	52,313	341,048	(32,815)	308,233

Costs and expenses
Property operating costs	(62,882)	—	(62,882)	1,314	(61,568)
Cost of sales	(45,215)	(26,381)	(71,596)	21,172	(50,424)
Selling, general and administrative expenses	(21,999)	(13,424)	(35,423)	—	(35,423)
Depreciation and amortization	(51,675)	(828)	(52,503)	1,192	(51,311)

	(181,771)	(40,633)	(222,404)	23,678	(198,726)

Operating income	106,964	11,680	118,644	(9,137)	109,507

Other income
Equity in earnings of operating joint ventures, net	5,199	—	5,199	—	5,199
Equity in earnings of development joint ventures, net	—	16,834	16,834	—	16,834
Gain on non-strategic asset sales	—	8,285	8,285	—	8,285
Interest income	2,427	3,036	5,463	(5)	5,458
Other	1,945	585	2,530	—	2,530

	9,571	28,740	38,311	(5)	38,306

Other expenses
Interest expense	(49,908)	—	(49,908)	1,130	(48,778)
REIT transition costs	—	(4,779)	(4,779)	—	(4,779)
Other	(591)	(16)	(607)	—	(607)

	(50,499)	(4,795)	(55,294)	1,130	(54,164)

Income before income taxes and discontinued operations	66,036	35,625	101,661	(8,012)	93,649
Income tax expense	(23,797)	(14,250)	(38,047)	3,205	(34,842)

Income from continuing operations	42,239	21,375	63,614	(4,807)	58,807

Discontinued operations, net of income tax
Gain from disposal of discontinued operations	—	—	—	4,218	4,218
Income from discontinued operations	—	—	—	589	589

Net gain from discontinued operations	—	—	—	4,807	4,807

Net income	$42,239	$21,375	$63,614	$—	$63,614

Depreciation	52,004	429	52,433	—	52,433
Gain on rental property sales	(7,152)	—	(7,152)	—	(7,152)

Funds from operations (FFO)	87,091	21,804	108,895	—	108,895
Hypothetical tax savings	22,558	—	22,558	—	22,558

FFO as adjusted for hypothetical tax savings	$109,649	$21,804	$131,453	$—	$131,453

FFO per share
Basic	$0.88	$0.22	$1.10	$—	$1.10

Assuming dilution	$0.86	$0.21	$1.07	$—	$1.07

FFO as adjusted for hypothetical tax savings per share
Basic	$1.11	$0.22	$1.33	$—	$1.33

Assuming dilution	$1.08	$0.21	$1.29	$—	$1.29

Average number of common shares outstanding-basic	99,064	99,064	99,064	99,064	99,064
Average number of common shares outstanding-diluted	101,737	101,737	101,737	101,737	101,737

See definition of FFO

CATELLUS

DEVELOPMENT CORPORATION

Balance Sheet Detail and Fully Diluted Shares Outstanding

As of September 30, 2004

(In thousands, except share data)

Balance Sheet Description:		Source of additional information		September 30, 2004 Book Value
Assets
Rental properties		(See page 20 for Full quarter NOI)		$1,947,659
Investments in operating joint ventures		(equity in earnings of $5,690 for trailing 12 months)		(20,829)

Total rental properties				1,926,830

Development properties	}			571,736
Work-in-process		(see further detail on page 14)		67,692
Investments in development joint ventures				49,853
Other property assets				19,256
Less accumulated depreciation				(486,288)

Total properties				2,149,079

Other assets and deferred charges, net				270,065
includes:
Debt issuance costs and loan fees			$11,017
Interest rate lock			$6,884
Straight line rent asset			$37,456
Prepaid leasing commissions			$41,075
Notes receivable				84,519
Accounts receivable				21,857
Assets held for sale				6,778
Restricted cash and investments				12,646
Cash and cash equivalents				23,855

Total Assets				$2,568,799

Liabilities
Income property debt	}			$1,204,881
Construction debt				50,000
Revolving credit facility		(see further detail on page 12)		35,000
Land development, infrastructure, and other debt				64,060

Total mortgage and other debt				1,353,941

Accounts payable and accrued expenses				125,668
Deferred credits and other liabilities				300,867
includes:
Cisco prepaid rent			$97,203
Liabilities associated with assets held for sale				72
Deferred income taxes				50,461

Total Liabilities				1,831,009

Stockholders’ Equity
Total stockholders’ equity				737,790

Total Liabilities and Stockholders’ Equity				$2,568,799

Calculation of fully diluted shares outstanding
Shares issued and outstanding				103,039,418
Total options in the money		End of quarter (non-GAAP)	1,215,682
Stock Price @ quarter end			26.510
Average option strike price per share		End of quarter (non-GAAP)	13.323
Dilutive effect (using treasury method)				604,730
Restricted stock, restricted stock units and other incentive plans				1,644,499
Director stock units - fully dilutive				147,939

Fully diluted shares outstanding at quarter end				105,436,586

CATELLUS

DEVELOPMENT CORPORATION

Debt Analysis

As of September 30, 2004

(In thousands)

	Interest Rate	Maturity Date	Total Outstanding Debt	2004	2005	2006	2007	2008	Thereafter
Fixed rate mortgage loan	6.01%	11/11/08	$341,955	$1,586	$6,588	$6,995	$7,427	$319,359	$—
Fixed rate mortgage loan	5.96%	11/11/08	74,338	338	1,404	1,490	1,582	69,524	—
Fixed rate mortgage loan	7.05%	04/01/12	255,807	1,235	5,168	5,545	5,949	6,382	231,528
Fixed rate mortgage loan	7.25%	04/12/16	192,964	598	2,508	2,696	2,898	3,115	181,149
Fixed rate mortgage loan	6.65%	10/01/06	112,467	731	3,041	108,695	—	—	—
Fixed rate mortgage loan	6.65%	11/01/06	20,562	87	361	20,114	—	—	—
Fixed rate mortgage loan	6.65%	07/01/07	4,372	17	73	78	4,204	—	—
Fixed rate mortgage loan	7.29%	09/01/09	21,694	122	507	545	586	631	19,303
Fixed rate mortgage loan	7.29%	09/01/09	6,641	23	98	105	113	122	6,180
Fixed rate mortgage loan	7.29%	01/01/08	4,174	15	60	65	70	3,964	—
Fixed rate mortgage loan	7.29%	01/01/08	9,165	32	131	141	151	8,710	—
Fixed rate mortgage loan	7.29%	01/01/08	7,402	38	164	175	188	6,837	—
Fixed rate mortgage loan	7.29%	05/01/10	11,673	52	214	230	247	266	10,664
Fixed rate mortgage loan	7.29%	01/01/08	9,852	33	139	149	160	9,371	—
Fixed rate mortgage loan	9.00%	01/01/08	612	21	89	97	106	299	—
Fixed rate mortgage loan	9.50%	12/10/07	2,721	26	110	121	2,464		—
Fixed rate mortgage loan	8.13%	03/01/09	1,390	65	271	295	320	347	92
Fixed rate mortgage loan	9.34%	10/01/06	11,622	133	565	10,924	—	—	—

Total Fixed rate mortgage loans			$1,089,411	$5,152	$21,491	$158,460	$26,465	$428,927	$448,916
Floating rate mortgage loan	LIBOR + 1.80%	09/28/05	$70,311	$468	$69,843	$—	$—	$—	$—
Floating rate mortgage loan	LIBOR + 1.80%	10/01/05	19,342	136	19,206	—	—	—	—
Floating rate mortgage loan	LIBOR + 2.25%	08/01/06	25,817	187	768	24,862	—	—	—

Total Floating rate mortgage loans			115,470	791	89,817	24,862	—	—	—

Subtotal Income Property Debt			$1,204,881	$5,943	$111,308	$183,322	$26,465	$428,927	$448,916

Construction loan	LIBOR + 1.80%	10/20/05	50,000	20,000	30,000	—	—	—	—

Construction Debt			$50,000	$20,000	$30,000	$—	$—	$—	$—

Revolving Credit Facility	Eurodollar + 2.00%	09/17/06	$35,000	$—	$—	$35,000	$—	$—	$—

Land Development, Infrastructure and Other Debt
Land Development, Infrastructure	Floating	11/30/08	$125	$25	$25	$25	$25	$25	$—

Land acquisition and development loans			$125	$25	$25	$25	$25	$25	$—

Assessment district bonds	Various	Various	$63,664	$215	$1,012	$1,025	$1,295	$1,445	$58,673
Other	LIBOR + 2.42%	09/15/06	270		130	140	—	—	—

Total Other			$270	$—	$130	$140	$—	$—	$—

Subtotal Land Development, Infrastructure and Other Debt			$64,059	$240	$1,167	$1,190	$1,320	$1,470	$58,673

Total			$1,353,941	$26,183	$142,475	$219,512	$27,785	$430,397	$507,589

Weighted average interest rate by year				6.39%	6.50%	6.75%	6.83%	6.82%	6.88%

Floating and fixed rate debt analysis

	% of Total Debt	Weighted Avg. Interest Rate	Weighted Average Coupon	Weighted Avg. Maturity (years)
Floating	17.26%	3.99%	3.38%	3.50
Fixed	82.74%	6.97%	6.68%	5.85

Total	100.00%	6.39%	6.11%	6.46

CATELLUS

DEVELOPMENT CORPORATION

Capital Expenditures

For the nine months ended September 30, 2004

(In thousands)

Capital expenditures reflected in the statement of cash flows include the following:

Capital expenditures from operating activities (1)
Capital expenditures for development properties	$4,203
Infrastructure and other	32,470
Other property acquisitions	1,734
Capitalized interest	4,403
Capitalized property tax	86

Total capital expenditures in operating activities	42,896

Capital expenditures from investing activities (2)
Construction	72,667
Rental properties - building improvements	3,250
Predevelopment	2,434
Infrastructure and other	63,305
Commercial property acquisitions	27,574
Other property acquisitions	31
Tenant improvements	4,410
Capitalized interest	11,649
Capitalized property tax	2,306

Capital expenditures for investment properties	187,626
Contributions to joint ventures	1,445

Total capital expenditures in investing activities	189,071

Total capital expenditures (3)	$231,967

Capital expenditures for the rental portfolio included above:
Tenant improvements - Industrial	$1,823
Tenant improvements - Office	2,366
Tenant improvements - Retail	221
2nd generation leasing commisions - Industrial	2,154
2nd generation leasing commisions - Office	239
2nd generation leasing commisions - Retail	78
Building improvements - Industrial	2,264
Building improvements - Office	937
Building improvements - Retail	49
Property acquisitions	1,214

Total	$11,345

(1)	This category primarily includes capital expenditures for properties we intend to build and sell.
(2)	This category primarily includes capital expenditures for properties we intend to hold for our own account.
(3)	Total capital expenditures include capitalized general and administrative expenses of $9 million.

CATELLUS

DEVELOPMENT CORPORATION

Property Book Value by Segment

(In thousands)

(Unaudited)

As of September 30, 2004	Core	Urban/Residential/ Other	Total
Rental properties	$1,947,659	$—	$1,947,659
Development properties (core)	181,003	—	181,003
Development properties (residential)	—	86,762	86,762
Development properties (urban)	—	303,971	303,971
Work-in-process (see pages 29 and 31)	60,619	7,073	67,692
Investment in development joint ventures (core)	2,247	—	2,247
Investment in development joint ventures (residential)	—	22,954	22,954
Investment in development joint ventures (urban)	—	24,652	24,652
Investment in operating joint ventures	(20,829)	—	(20,829)
Furniture and other	15,778	3,478	19,256

Subtotal	2,186,477	448,890	2,635,367
Accumulated depreciation	(474,862)	(11,426)	(486,288)

Total	$1,711,615	$437,464	$2,149,079

As of December 31, 2003	Core	Urban/Residential/ Other	Total
Rental properties	$1,857,551	$—	$1,857,551
Development properties (core)	165,199	—	165,199
Development properties (residential)	—	59,914	59,914
Development properties (urban)	—	263,385	263,385
Work-in-process (see pages 29 and 31)	75,458	12,759	88,217
Investment in development joint ventures (core)	1,729	—	1,729
Investment in development joint ventures (residential)	—	27,844	27,844
Investment in development joint ventures (urban)	—	24,894	24,894
Investment in operating joint ventures	(19,876)	—	(19,876)
Furniture and other	25,759	3,399	29,158

Subtotal	2,105,820	392,195	2,498,015
Accumulated depreciation	(435,143)	(11,729)	(446,872)

Total	$1,670,677	$380,466	$2,051,143

CATELLUS

DEVELOPMENT CORPORATION

Gross Margin on Property Sales

For the nine months ended September 30, 2004

(In thousands)

	Core	Urban Residential/ Other	Pre FAS 144 Subtotal	Less Discontinued Operations	GAAP Total
Buildings
Sales	$48,664	$6,819	$55,483	$(40,006)	$15,477
Cost of sales	(32,773)	(6,771)	(39,544)	26,452	(13,092)

Gain	15,891	48	15,939	(13,554)	2,385

Gross margin	32.65%	0.70%	28.73%	33.88%	15.41%

Land and lots
Sales	18,500	43,190	61,690	—	61,690
Cost of sales	(9,379)	(26,139)	(35,518)	—	(35,518)

Gain	9,121	17,051	26,172	—	26,172

Gross margin	49.30%	39.48%	42.43%		42.43%

Ground leases/other
Sales	7,834	163	7,997	(687)	7,310
Cost of sales	(2,451)	(657)	(3,108)	610	(2,498)

Gain (loss)	5,383	(494)	4,889	(77)	4,812

Gross margin	68.71%	0.00%	61.14%	0.00%	65.83%

Total
Sales	74,998	50,172	125,170	(40,693)	84,477
Cost of sales	(44,603)	(33,567)	(78,170)	27,062	(51,108)

	$30,395	$16,605	$47,000	$(13,631)	33,369

Gross margin	40.53%	33.10%	37.55%	33.50%	39.50%

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State

Quarter ended September 30, 2004

(In thousands - except for percentages)

Rental Revenue by State
	Industrial		Office		Retail		Total
	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total	Rental Revenue	% of Total
Southern California	$18,670	24.1%	$2,591	3.3%	$974	1.3%	$22,235	28.7%
Northern California	8,693	11.2%	6,351	8.2%	2,367	3.1%	17,411	22.5%
Illinois	7,688	9.9%	3,239	4.2%	—	0.0%	10,927	14.1%
Colorado	3,544	4.5%	1,576	2.0%	480	0.6%	5,600	7.1%
Texas	3,079	4.0%	3,246	4.2%	—	0.0%	6,325	8.2%
Arizona	1,537	2.0%	—	0.0%	101	0.1%	1,638	2.1%
Oregon	943	1.2%	155	0.2%	161	0.2%	1,259	1.6%
Maryland	874	1.1%	—	0.0%	—	0.0%	874	1.1%
Georgia	639	0.8%	—	0.0%	—	0.0%	639	0.8%
Ohio	687	0.9%	—	0.0%	—	0.0%	687	0.9%
Kentucky	547	0.7%	—	0.0%	—	0.0%	547	0.7%
Kansas	365	0.5%	—	0.0%	—	0.0%	365	0.5%
Virginia	288	0.4%	—	0.0%	—	0.0%	288	0.4%

Subtotal	$47,554	61.3%	$17,158	22.1%	$4,083	5.3%	$68,795	88.7%

Ground leases and other							6,265	8.1%
Train stations							1,043	1.3%
Interim properties							1,440	1.9%

Rental revenue before discontinued operations and equity in earnings of operating JV’s, net							77,543	100.0%
Less discontinued operations							(995)

Rental revenue from continuing operations before equity in earnings of operating JV’s, net							76,548
Equity in losses of operating JV’s, net							(802)

Total rental revenue, net							$75,746

Property Operating Costs by State

	Industrial		Office		Retail		Total
	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total	Property Operating Costs	% of Total
Southern California	$3,303	15.0%	$989	4.5%	$349	1.6%	$4,641	21.1%
Northern California	2,057	9.4%	1,833	8.3%	906	4.1%	4,796	21.8%
Illinois	2,223	10.1%	1,971	9.0%	—	0.0%	4,194	19.1%
Colorado	1,058	4.8%	556	2.5%	93	0.4%	1,707	7.7%
Texas	934	4.2%	1,666	7.6%	—	0.0%	2,600	11.8%
Arizona	473	2.1%	—	0.0%	91	0.4%	564	2.5%
Oregon	202	0.9%	100	0.5%	55	0.3%	357	1.7%
Maryland	106	0.5%	—	0.0%	—	0.0%	106	0.5%
Georgia	53	0.2%	—	0.0%	—	0.0%	53	0.2%
Ohio	132	0.6%	—	0.0%	—	0.0%	132	0.6%
Kentucky	82	0.4%	—	0.0%	—	0.0%	82	0.4%
Kansas	70	0.3%	—	0.0%	—	0.0%	70	0.3%
Virginia	33	0.2%	—	0.0%	—	0.0%	33	0.2%
Total	$10,726	48.7%	$7,115	32.4%	$1,494	6.8%	$19,335	87.9%

Ground leases and other							1,198	5.4%
Train stations							911	4.1%
Interim properties							570	2.6%

Property operating costs before discontinued operations							22,014	100.0%
Less discontinued operations							(239)

Total property operating costs							21,775

CATELLUS

DEVELOPMENT CORPORATION

Net Operating Income (NOI) and Square Feet by State (continued)

Quarter ended September 30, 2004

(In thousands - except for percentages)

Net Operating Income (Rental Revenue less Property Operating Costs) by State

	Industrial		Office		Retail		Total
	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total	Net Operating Income	% of Total
Southern California	$15,367	27.7%	$1,602	2.9%	$625	1.1%	$17,594	31.7%
Northern California	6,636	12.0%	4,518	8.1%	1,461	2.6%	12,615	22.7%
Illinois	5,465	9.8%	1,268	2.3%	—	0.0%	6,733	12.1%
Colorado	2,486	4.5%	1,020	1.8%	387	0.7%	3,893	7.0%
Texas	2,145	3.9%	1,580	2.9%	—	0.0%	3,725	6.8%
Arizona	1,064	1.9%	—	0.0%	10	0.0%	1,074	1.9%
Oregon	741	1.3%	55	0.1%	106	0.2%	902	1.6%
Maryland	768	1.4%	—	0.0%	—	0.0%	768	1.4%
Georgia	586	1.1%	—	0.0%	—	0.0%	586	1.1%
Ohio	555	1.0%	—	0.0%	—	0.0%	555	1.0%
Kentucky	465	0.8%	—	0.0%	—	0.0%	465	0.8%
Kansas	295	0.5%	—	0.0%	—	0.0%	295	0.5%
Virginia	255	0.5%	—	0.0%	—	0.0%	255	0.5%

Subtotal	$36,828	66.4%	$10,043	18.1%	$2,589	4.6%	$49,460	89.1%

Ground leases and other							5,067	9.1%
Train stations							132	0.2%
Interim properties							870	1.6%

Net operating income before discontinued operations and equity in earnings of operating JV’s, net							55,529	100.0%
Less discontinued operations							(756)

Net operating income from continuing operations before equity in earnings of operating JV’s, net							54,773
Equity in losses of operating JV’s, net							(802)

Total net operating income							$53,971

Square Feet by State - As of September 30, 2004

	Industrial		Office		Retail		Total
	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total	Square Feet	% of Total
Southern California	14,407	35.4%	524	1.3%	216	0.5%	15,147	37.2%
Illinois	6,385	15.7%	590	1.5%	—	0.0%	6,975	17.2%
Northern California	5,023	12.4%	840	2.1%	481	1.2%	6,344	15.7%
Texas	3,264	8.0%	869	2.1%	—	0.0%	4,133	10.1%
Colorado	2,353	5.8%	273	0.7%	100	0.2%	2,726	6.7%
Arizona	1,123	2.8%	—	0.0%	74	0.2%	1,197	3.0%
Georgia	980	2.4%	—	0.0%	—	0.0%	980	2.4%
Ohio	966	2.4%	—	0.0%	—	0.0%	966	2.4%
Oregon	545	1.3%	57	0.1%	37	0.1%	639	1.5%
Kentucky	549	1.3%	—	0.0%	—	0.0%	549	1.3%
Maryland	471	1.2%	—	0.0%	—	0.0%	471	1.2%
Kansas	293	0.7%	—	0.0%	—	0.0%	293	0.7%
Virginia	252	0.6%	—	0.0%	—	0.0%	252	0.6%
Total	36,611	90.0%	3,153	7.8%	908	2.2%	40,672	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income

For the three months ended September 30, 2004

(In thousands, except per square feet data)

	Q3-04	Q3-03	Increase (Decrease)
Industrial
Rental revenue	$41,091	$42,016	-2.2%
Property operating costs	(9,595)	(9,682)	-0.9%

Net operating income - GAAP	$31,496	$32,334	-2.6%

Adjustments	(322)	(196)
Net operating income - adjusted (1)	$31,174	$32,138	-3.0%

Square feet	31,154	31,149

Same space occupancy	93.9%	95.7%
Same space NOI (adjusted) psf owned	$1.00	$1.03

Office
Rental revenue	$17,116	$16,702	2.5%
Property operating costs	(6,985)	(7,147)	-2.3%

Net operating income - GAAP	$10,131	$9,555	6.0%

Adjustments	—	—
Net operating income - adjusted (1)	$10,131	$9,555	6.0%

Square feet	3,121	3,113

Same space occupancy	88.0%	86.0%
Same space NOI psf owned	$3.25	$3.07

Retail
Rental revenue	$3,759	$3,722	1.0%
Property operating costs	(1,300)	(1,181)	10.1%

Net operating income - GAAP	$2,459	$2,541	-3.2%

Adjustments	—	—
Net operating income - adjusted (1)	$2,459	$2,541	-3.2%

Square feet	868	868

Same space occupancy	89.4%	87.7%
Same space NOI psf owned	$2.83	$2.93

Total
Same space rental revenue	$61,966	$62,440	-0.8%
Same space property operating costs	$(17,880)	$(18,010)	-0.7%

Same space net operating income - GAAP	$44,086	$44,430	-0.8%

Adjustments	(322)	(196)
Same space net operating income - adjusted (1)	$43,764	$44,234	-1.1%

Square feet	35,143	35,130

Same space occupancy	93.3%	94.7%
Same space NOI psf owned	$1.25	$1.26

(1)	Adjusted for one time or unusual items such as lease termination fees, changes in accounting estimates or other material non-recurring income or expenses.

CATELLUS

DEVELOPMENT CORPORATION

Same Space Net Operating Income (continued)

For the three months ended September 30, 2004

(In thousands, except per square feet data)

	Q3-04	Q3-03
Reconciliation of Same Space NOI to Total NOI
Same space net operating income – GAAP	$44,086	$44,430
New buildings rental revenue	6,352	2,111
New buildings property operating costs	(1,241)	(536)
Sold buildings rental revenue	677	1,213
Sold buildings property operating costs	(174)	(278)
Ground lease and interim property rental revenues	8,548	9,573
Ground leases and interim property operating expenses	(2,719)	(4,278)

NOI before discontinued operations and equity in earnings of operating JV’s, net	55,529	52,235
Less discontinued operations	(756)	(916)

NOI from continuing operations before equity in earnings of operating JV’s, net	54,773	51,319
Equity in (losses) earnings of operating joint ventures, net	(802)	540

Total net operating income (2)	$53,971	$51,859

(2)	See corresponding rental revenue and property operating costs on pages 16 and 17.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter Net Operating Income by State

For the three months ended September 30, 2004

	NOI (1)	Discontinued Operations	NOI GAAP	Adjustments for New Bldgs	Full Quarter NOI (2)	% of Total
Industrial
Southern California	$15,367	$(244)	$15,123	—	$15,123	28.0%
Northern California	6,636	(523)	6,113	—	6,113	11.3%
Illinois	5,465	—	5,465	—	5,465	10.1%
Colorado	2,486	—	2,486	—	2,486	4.6%
Texas	2,145	—	2,145	—	2,145	4.0%
Arizona	1,064	—	1,064	—	1,064	2.0%
Oregon	741	17	758	—	758	1.4%
Maryland	768	—	768	—	768	1.4%
Georgia	586	—	586	—	586	1.1%
Ohio	555	—	555	—	555	1.0%
Kentucky	465	—	465	—	465	0.9%
Kansas	295	—	295	—	295	0.5%
Virginia	255	—	255	—	255	0.5%

Total industrial	36,828	(750)	36,078	—	36,078	66.8%

Office
Northern California	4,518	—	4,518	—	4,518	8.4%
Southern California	1,602	—	1,602	—	1,602	3.0%
Colorado	1,020	—	1,020	—	1,020	1.9%
Illinois	1,268	—	1,268	—	1,268	2.3%
Texas	1,580	—	1,580	—	1,580	2.9%
Oregon	55	—	55	—	55	0.1%

Total office	10,043	—	10,043	—	10,043	18.6%

Retail
Northern California	1,461	—	1,461	—	1,461	2.7%
Southern California	625	—	625	—	625	1.2%
Colorado	387	—	387	—	387	0.7%
Arizona	10	—	10	—	10	0.0%
Oregon	106	—	106	—	106	0.2%

Total retail	2,589	—	2,589	—	2,589	4.8%

Ground leases, easements and other	5,067	1	5,068	—	5,068	9.4%
Train stations	132	—	132	—	132	0.2%
Interim properties	870	(7)	863	—	863	1.6%

Subtotal	55,529	(756)	54,773	—	54,773	101.5%

Equity in losses of operating JV’s, net	(802)	—	(802)	—	(802)	-1.5%

Total	$54,727	$(756)	$53,971	—	$53,971	100.0%

(1)	Includes discontinued operations. Also, see corresponding rental revenue and property operating costs on pages 16 and 17.
(2)	Full quarter NOI is calculated as current quarter’s actual NOI adjusted for the following:
(a)	removal of NOI for properties sold,
(b)	removal of NOI for properties placed in service/purchased during the quarter, and
(c)	addition of a full quarter of NOI for those properties placed in service/purchased during the quarter.

CATELLUS

DEVELOPMENT CORPORATION

Full Quarter NOI - detail by type

(In thousands)

(unaudited)

	Industrial	Office	Retail	Ground Lease	Train Stations	Mission Bay Interim	Total (g)
Q3 2004 NOI - Full Quarter (a)	$36,078	$10,043	$2,589	$5,068	$132	$863	$54,773
Core Segment Development (b)	1,357		1,309	—	—	—	2,666
Incremental Pac Commons Retail NOI (c)	—	—	475	1,066	—	—	1,541
Projected UCSF Ground Lease	—	—	—	946	—	—	946
Cisco Ground Lease (d)	—	—	—	(771)	—	—	(771)
S/L Rent Adjustment (e)	(135)	(250)	(8)	(589)	—	6	(976)
G&A Allocation to property operating costs (f)	1,871	674	147	210	69	77	3,048

Notes:

(a)	See page 20
(b)	$98.1 million at 10.9% return on cost, of which $42.0 million is Pacific Commons retail at 12.5% return on cost
(c)	New retail and ground leases not yet under development
(d)	Cisco ground lease payment of $0.771 million per quarter relates to prepaid rent amortization
(e)	S/L rent adjustment based on Q3 2004 actual of $976K
(f)	G&A allocated to property operating costs was $3.048 million in Q3 2004
(g)	Excludes NOI classified as Discontinued Operations related to buildings under contract for sale totaling $11.0 million

CATELLUS

DEVELOPMENT CORPORATION

Buildings Owned and Occupancy as of September 30, 2004

(In thousands, except for percentages)

	SF Owned	SF Occupied	% Occupied
Industrial
Southern California	14,407	14,163	98.3%
Illinois	6,385	6,343	99.3%
Northern California	5,023	4,091	81.4%
Texas	3,264	2,840	87.0%
Colorado	2,353	2,226	94.6%
Arizona	1,123	1,123	100.0%
Georgia	980	980	100.0%
Ohio	966	942	97.5%
Kentucky	549	549	100.0%
Oregon	545	449	82.4%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total Industrial	36,611	34,722	94.8%

Office
Texas	869	844	97.1%
Northern California	840	654	77.9%
Illinois	590	455	77.1%
Southern California	524	479	91.4%
Colorado	273	273	100.0%
Oregon	57	39	68.4%
Total Office	3,153	2,744	87.0%

Retail
Northern California	481	477	99.2%
Southern California	216	216	100.0%
Colorado	100	91	91.0%
Arizona	74	15	20.3%
Oregon	37	29	78.4%
Total Retail	908	828	91.2%

Total
Southern California	15,147	14,858	98.1%
Northern California	6,344	5,222	82.3%
Illinois	6,975	6,798	97.5%
Texas	4,133	3,684	89.1%
Colorado	2,726	2,590	95.0%
Arizona	1,197	1,138	95.1%
Georgia	980	980	100.0%
Ohio	966	942	97.5%
Oregon	639	517	80.9%
Kentucky	549	549	100.0%
Maryland	471	471	100.0%
Kansas	293	293	100.0%
Virginia	252	252	100.0%
Total	40,672	38,294	94.2%

CATELLUS

DEVELOPMENT CORPORATION

Lease Expirations by Square Feet and Base Rent

As of September 30, 2004

(In thousands, except for percentages)

Square Feet

	Industrial		Office		Retail		Total
	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total	Sq Ft	% of Total
2004	1,409	4.1%	182	6.6%	110	13.2%	1,701	4.4%
2005	2,964	8.5%	663	24.1%	69	8.3%	3,696	9.7%
2006	3,431	9.9%	143	5.2%	71	8.6%	3,645	9.5%
2007	2,926	8.4%	565	20.6%	21	2.5%	3,512	9.2%
2008	3,942	11.4%	282	10.3%	102	12.3%	4,326	11.3%
2009	4,126	11.9%	215	7.9%	141	17.0%	4,482	11.7%
2010	3,918	11.3%	60	2.2%	25	3.1%	4,003	10.4%
2011	3,416	9.8%	142	5.2%	28	3.4%	3,586	9.4%
2012	3,665	10.5%	144	5.2%	12	1.5%	3,821	10.0%
2013+	4,925	14.2%	348	12.7%	249	30.1%	5,522	14.4%

	34,722	100.0%	2,744	100.0%	828	100.0%	38,294	100.0%

Base Rent - as of September 2004

	Industrial		Office		Retail		Total
	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total	Base Rent	% of Total
2004	498	4.0%	251	5.3%	118	11.7%	867	4.7%
2005	1,351	10.7%	745	15.6%	101	10.0%	2,197	12.0%
2006	1,356	10.8%	307	6.5%	65	6.5%	1,728	9.4%
2007	1,171	9.3%	799	16.8%	42	4.2%	2,012	10.9%
2008	1,419	11.3%	422	8.9%	104	10.3%	1,945	10.6%
2009	1,272	10.1%	283	5.9%	201	20.1%	1,756	9.6%
2010	1,349	10.7%	96	2.0%	45	4.5%	1,490	8.1%
2011	1,052	8.4%	203	4.3%	43	4.3%	1,298	7.1%
2012	1,377	10.9%	233	4.9%	26	2.6%	1,636	8.9%
2013+	1,744	13.8%	1,424	29.9%	257	25.8%	3,425	18.7%

	$12,589	100.0%	$4,763	100.0%	$1,002	100.0%	$18,354	100.0%

CATELLUS

DEVELOPMENT CORPORATION

Ten Largest Tenants

(Based on GAAP rents)

Customer	State	Building Type	% of Total Base Rent as of September 2004
The Gap	CA	Office	6.5%
APL Logistics, Inc.	CA, IL, GA, TX, KY	Industrial	5.5%
Ford Motor Company	CA, TX, KS, VA, CO	Industrial	2.9%
Exel Corporation	CA	Industrial	1.9%
J.C. Penney Company	TX	Office	1.9%
Kellogg’s USA, Inc. (b)	IL, CA, CO	Industrial	1.9%
Home Depot USA, Inc. (a)	CA	Industrial/Retail	1.6%
Office Depot, Inc.	CA	Industrial/Retail	1.5%
The Gillette Company	IL, CA	Industrial	1.4%
Spicers / LaSalle Paper	CA, OR	Industrial	1.2%
Total			26.3%

(a)	Includes 117,000 SF lease doing business as Home Expo
(b)	Includes 450,000 SF lease and 81,000 SF lease doing business as Kellogg Sales Company

CATELLUS

DEVELOPMENT CORPORATION

Office Buildings over 100,000 Square Feet

(In thousands)

(Unaudited)

Property	City	NOI for Quarter September 30, 2004	Square Feet	% Leased
The Gap Building	San Francisco, CA	$3,424	283	100.0%
Santa Fe Building	Chicago, IL	1,007	377	80.5%
South Bay Center	San Jose, CA	1,113	427	70.1%
Park Central	Dallas, TX	1,063	699	96.4%
Circle Point Corp. Center	Westminster, CO	1,020	273	100.0%
Gateway Office Center	Coppell, TX	316	102	100.0%
Prairie Glen Corp. Campus	Glenview, IL	115	116	58.4%
Remaining Office Portfolio		1,985	876	84.7%

		$10,043	3,153	91.2%

Ground Leases/Easements

(In thousands, except percentages)

(Unaudited)

	NOI for Quarter September 30, 2004		Purchase Option Price
Ground Leases/Easements with Purchase Options *	$1,487		$90,906
Pacific Commons Office Park lease **	507		147,603
Pacific Commons Retail Ground leases	168		—
Ground Leases/Easements without Purchase Options	2,905		n/a
Other	—		—

	$5,067	***	$238,509

*	Includes 6 leases with purchase options that can be exercised at various times. The estimated purchase prices are based on the assumption that the options would be exercised at the end of Q3 04. A seventh lease has a purchase option at FMV.
**	Lease has a $97.2M prepaid rent balance that would be applied to the purchase price
***	Percentage Rent for Ground Leases was $363K in the quarter, compared to $626K in Q204 and $347K in Q303.

CATELLUS

DEVELOPMENT CORPORATION

Core Commercial Land Inventory

(Based on square feet, in thousands)

			Year to Date Activity
Project Name	Location	12/31/03 Square Feet	Adjustments	Acquisitions	Sales/ Leases	Development	09/30/04 Square Feet
Southern California
Kaiser Commerce Center	San Bernardino County	1,165	92	—	—	(335)	922
Crossroads Business Park	Ontario	2,016	(139)	—	—	—	1,877
Rancho Pacific Distribution Centre	Rancho Cucamonga	312	—	—	—	—	312
San Bernardino	San Bernardino	865	—	—	—	—	865
Pacific Center	Anaheim	44	—	—	—	—	44

Subtotal Southern California		4,402	(47)	—	—	(335)	4,020

Northern California
Pacific Commons	Fremont	2,325	—	—	(564)	(195)	1,566
Duck Creek	Stockton	2,000	—	—	—	—	2,000
Spreckels Business Park	Manteca	586	—	—	—	—	586

Subtotal Northern California		4,911	—	—	(564)	(195)	4,152

Subtotal California		9,313	(47)	—	(564)	(530)	8,172

Illinois
Minooka	Minooka	3,710	(306)	1,387	—	(455)	4,336
Internationale Centre	Woodridge	858	48	—	(207)	—	699
Prairie Glen Corporate Campus	Glenview	102	—	128	(181)	(49)	—
Joliet	Joliet	403	—	—	—	—	403

Subtotal Illinois		5,073	(258)	1,515	(388)	(504)	5,438

Texas
Hobby Business Park	Houston	1,700	—	—	(171)	—	1,529
Gateway Corporate Center	Coppell	1,120	—	—	—	—	1,120
Stellar Way Business Park	Grand Prairie	814	—	—	—	—	814
Gateway East Business Park	Garland	763	—	—	—	—	763
Plano	Plano	403	—	—	—	—	403
Ford	Ft. Worth	104	—	—	(104)	—	—
RMMA	Austin	—	—	570	(570)	—	—

Subtotal Texas		4,904	—	570	(845)	—	4,629

Other
Eastgate	Aurora, CO	4,000	—	—	—	—	4,000
Stapleton Business Park	Denver, CO	750	(140)	—	(112)	(348)	150
South Shore Corp. Park	Portland / Gresham, OR	707	—	—	—	—	707
Circle Point Corporate Center	Westminster, CO	566	—	—	(319)	—	247
Cedar Grove Business Park	Louisville, KY	545	—	—	(62)	—	483
Douglas Hill Business Park	Atlanta, GA	778	—	—	—	(428)	350
Quakertown, PA	Milford, Bucks County, PA	1,336	(336)	—	—	—	1,000
New Jersey	Carteret & Woodbridge, NJ	367	89	3,250	—	(362)	3,344

Subtotal Other		9,049	(387)	3,250	(493)	(1,138)	10,281

Subtotal Outside of California		19,026	(645)	5,335	(1,726)	(1,642)	20,348

Total Owned Land		28,339	(692)	5,335	(2,290)	(2,172)	28,520

Option/Controlled Land
Alameda (FISC)	Alameda, CA	1,300	—	—	—	—	1,300
Prairie Glen Corporate Campus	Glenview, IL	335	—	(128)	—	—	207
Minooka	Minooka, IL	2,457	—	(1,387)	—	—	1,070

Total Inventory		32,431	(692)	3,820	(2,290)	(2,172)	31,097

Core Land Inventory by Type:
Industrial		26,879	(692)	3,250	(656)	(1,928)	26,853
R&D/Office		4,702	—	570	(1,140)	(49)	4,083
Retail		850	—	—	(494)	(195)	161
Total Core Land Inventory		32,431	(692)	3,820	(2,290)	(2,172)	31,097

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Construction Starts and Completions

(In square feet)

Construction Starts - YTD September 30, 2004

Location		Start Date	% Leased	Square Feet
Denver	CO	Jan-04	0%	348,000	(1)
Fremont	CA	Mar-04	100%	58,000	(1)
Carteret	NJ	Apr-04	0%	362,000	(1)
Fremont	CA	Apr-04	86%	80,000	(1)
Fremont	CA	May-04	38%	23,000	(1)
Los Angeles	CA	May-04	Joint venture	338,000	(4)
Fremont	CA	Jun-04	100%	34,000	(1)
Atlanta	GA	Aug-04	0%	428,000	(1)
Glenview	IL	Aug-04	100%	49,000	(1)
Minooka	IL	Sep-04	Build-to-Sell	456,000	(2)
Fontana	CA	Sep-04	Build-to-Sell	335,000	(2)

Total construction starts				2,511,000

(1) Total to be added to portfolio			16%	1,382,000
(2) Total build to sell				791,000
(3) Total design build for fee only				—
(4) Total joint venture				338,000

Construction Completions - YTD September 30, 2004

Location		Completion Date	% Leased	Square Feet
Fremont	CA	Jan-04	Build to sell	50,000	(2)
Fremont	CA	Jan-04	Build to sell	8,000	(2)
Winchester	VA	Jan-04	100%	252,000	(1)
Fontana	CA	Mar-04	100%	450,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	341,000	(1)
Atlanta	GA	Mar-04	100%	295,000	(1)
Portland	OR	Mar-04	100%	84,000	(1)
Fontana	CA	Apr-04	100%	617,000	(1)
Woodridge	IL	Jun-04	100%	117,000	(1)
Fontana	CA	Jun-04	100%	758,000	(1)

Total completions				3,313,000

(1) Total to be added to portfolio				3,255,000
(2) Total build to sell				58,000
(3) Total design build for fee only				0
(4) Total joint venture				0

CATELLUS

DEVELOPMENT CORPORATION

Core Segment

Under Construction

(In square feet)

Under Construction - Third Quarter 2004

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Rose Hills	CA	Industrial	Dec-03	Dec-04	Design build	1,000,000	(3)
Denver	CO	Industrial	Jan-04	Jul-05	0%	348,000	(1)
Fremont	CA	Retail	Mar-04	Nov-04	100%	58,000	(1)
Carteret	NJ	Industrial	Apr-04	Dec-05	0%	362,000	(1)
Fremont	CA	Retail	Apr-04	Dec-04	86%	80,000	(1)
Fremont	CA	Retail	May-04	Jan-05	38%	23,000	(1)
Los Angeles	CA	Industrial	May-04	Dec-05	Joint venture	338,000	(4)
Fremont	CA	Retail	Jun-04	Dec-04	100%	34,000	(1)
Atlanta	GA	Industrial	Aug-04	Jan-06	0%	428,000	(1)
Glenview	IL	Office	Aug-04	Jun-05	100%	49,000	(1)
Minooka	IL	Industrial	Sep-04	Jul-05	Build-to-Sell	456,000	(2)
Fontana	CA	Industrial	Sep-04	Jul-05	Build-to-Sell	335,000	(2)

Total						3,511,000

(1) Total to be added to portfolio					16%	1,382,000
(2) Total build to sell						791,000
(3) Total design build for fee only						1,000,000
(4) Total joint venture						338,000

CATELLUS

DEVELOPMENT CORPORATION

Core Segment Work-in-Process

As of September 30, 2004 and December 31, 2003

(In thousands)

Work-in-Process - September 30, 2004	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	1,382	791	2,173
Land costs	$18,550	$6,808	$25,358
Buildings costs	34,773	488	35,261

Spent-to-date	53,323	7,296	60,619
Forecast to complete	44,746	21,661	66,407

Total	$98,069	$28,957	$127,026

Work-in-Process - December 31, 2003	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	3,255	58	3,313
Land costs	$21,909	$510	$22,419
Buildings costs	47,832	5,207	53,039

Spent-to-date	69,741	5,717	75,458
Forecast to complete	34,203	257	34,460

Total	$103,944	$5,974	$109,918

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Properties under construction and completions

(In square feet)

Under Construction - Third Quarter 2004

Location		Building Type	Start Date	Estimated Completion Date	% Leased	Square Feet
Mission Bay Block N1, San Francisco	CA	Residential	Sep-01	Oct-04	43%	568,000	(4)
Union Station, Parcel 1, Los Angeles	CA	Office	Dec-03	Mar-05	100%	47,000	(2)

Total					48%	615,000

(1) Total to be added to the portfolio					—	—
(2) Total build to sell					100%	47,000
(3) Total design build for fee only					—	—
(4) Total joint venture					43%	568,000

Construction Completions - YTD September 30, 2004

Completed Development				Completion Date	% Leased	Square Feet
Mission Bay Block N2P1, San Francisco				various		11,400	(2)
Mission Bay Block N2P1, San Francisco				Jul-04	13%	33,000	(2)
Mission Bay Block N1, San Francisco				Aug-04	51%	127,000	(4)

Total completions						171,400

(1) Total to be added to portfolio						—
(2) Total build to sell						44,400
(3) Total design build for fee only						—
(4) Total joint venture						127,000

CATELLUS

DEVELOPMENT CORPORATION

Urban Development Work-in-Process

As of September 30, 2004 and December 31, 2003

(In thousands)

Work-in-Process as of September 30, 2004

	Development To be Retained	Development To be Sold	Total Work-in- Process
Square feet	—	47.0	47.0

Land costs	$—	$1,454	$1,454
Buildings costs	—	5,619	5,619

Spent-to-date	—	7,073	7,073
Forecast to complete	—	3,260	3,260

Total forecasted to complete	$—	$10,333	$10,333

Work-in-Process as of December 31, 2003
	Development To be Retained	Development To be Sold	Total Work-in Process
Square feet	—	91.4	91.4

Land costs	$—	$2,871	$2,871
Buildings costs	—	9,888	9,888

Spent-to-date	—	12,759	12,759
Forecast to complete	—	15,785	15,785

Total forecast to complete	$—	$28,544	$28,544

CATELLUS

DEVELOPMENT CORPORATION

Urban, Residential & Other Segment

Land Inventory

Residential (Lots/units)	Ownership or Controlled Interest	12/31/2003 Total Lots/ Homes	2004 Activity	September 30, 2004
			Lot/Home (Sales)	Total Lots/ Homes	Entitled

100% Owned:
Alameda, CA	100%	334	—	334	334	(1)
Westbluffs, Playa del Rey, CA	100%	114	—	114	114	(2)
Oceanside, CA	100%	—	—	—	—	(3)
Residential Joint Venture Land Development:
Serrano, Sacramento, CA	50%	1,131	(159)	972	972
Parkway, Sacramento, CA	50%	418	—	418	418

		1,997	(159)	1,838	1,838
Residential Joint Venture Home building:
Bayport, Alameda, CA	33%	151	(12)	139	139

Total		2,148	(171)	1,977	1,977

(1)	Of the 334 lots, we own 46 and have the option to purchase 288 lots
(2)	We have entitlements for this project; however, the entitlements are being challenged under the California Environmental Quality Act and the California Coastal Act.
(3)	Represents 5 city blocks, therefore lot inventory not included.

Urban: (square feet in thousands)	Type		Units/Square feet	As of 9/30/04 Contract	Projected Close Date
L.A. Union Station, Los Angeles, CA	Mixed		5,528	No	—
Santa Fe Depot, San Diego, CA	Mixed		523	Yes	Nov-05

Total			6,051

Mission Bay Land		Product
North of Channel
Parcel N3 P2	Residential	For Sale	270	Yes	Apr-05
Parcel N4 P1	Residential	For Sale	235	No	—
Parcel N4a P1	Residential	For Sale	105-110	Yes	Dec-05
Parcel N4 P3	Residential	For Rent (affordable housing)	80	No	—
Parcel N4a P3	Residential	For Rent	194	Yes	Mar-05
Parcel N5	Residential	For Rent (affordable housing)	200	Yes	Apr-05

			1,089
Additional available entitlements			79

Total			1,168

South of Channel
Parcel 2	Residential	For Sale	315	Yes	Apr-07
Parcel 3	Residential	For Sale	100	No	—
Parcel 4	Residential	For Rent	193	No	—
Parcel 6	Residential	For Sale	157	No	—
Parcels 10	Residential	For Sale	276	Yes	Nov-05
Parcels 10a	Residential	For Sale	112	Yes	Feb-05
Parcel 11	Residential	For Sale	236	Yes	Apr-08
Parcel 12	Residential	For Sale	273	Yes	Dec-07
Parcel 13	Residential	For Sale	273	Yes	Apr-06

Total			1,935
	Total Residential (units)		3,103

Office & Life Sciences
Parcels 26a	Office/Life Science		280,000	No	—
Parcel 26-1,26-2,27-1	Office/Life Science		705,000	No	—
Parcels 29-1,30,31-1,31-2,32	Office/Life Science		935,000	Yes	Oct-04
Parcels 33 and 34	Office/Life Science		560,000	No	—
Parcels 36,38,39	Office/Life Science		1,020,000	No	—
Parcel 40	Office/Life Science		400,000	No	—

			3,900,000
Additional available entitlements			189,000

	Total Office & Life Science (square feet)		4,089,000

Parcel 1	Hotel (rooms)		500

CATELLUS

DEVELOPMENT CORPORATION

Operating Joint Ventures

(Dollars in thousands)

(Unaudited)

September 30, 2004

CDX ownership %	International Rivercenter (1) 25%	New Orleans Rivercenter (2) 42%	Pacific Market Investment Corporation (3) 50%	Torrance Investment Company (4) 67%	Total
	For the nine months ended September 30, 2004
Revenue	79,068	928	16,357	2,905	99,258
Operating expenses	(51,493)	(355)	(10,629)	(1,494)	(63,971)
Interest	(10,441)	—	(1,982)	(665)	(13,088)
Depreciation	(7,428)	—	(1,306)	(533)	(9,267)
Income	$9,706	$573	$2,440	$213	$12,932

CDX income from operating joint ventures	2,483	231	1,141	136	3,991

Total joint venture debt	163,531	265	42,847	12,280	218,923

CDX share of joint venture debt	41,144	112	21,423	8,187	70,866

(1)	International Rivercenter owns the 1,600-room New Orleans Hilton Hotel on and adjacent to the Lower Poydras Wharf in New Orleans, Louisiana.
(2)	New Orleans Rivercenter owns a 75% undivided interest in an 8.5-acre parcel of land.
(3)	Pacific Market Investment Company owns a 337-room Embassy Suites Hotel in San Diego, California.
(4)	Torrance Investment Company owns two office buildings totaling 202,000 square feet on 14 acres of land in Torrance, California.

CATELLUS

DEVELOPMENT CORPORATION

Definitions

Base rent is computed on a GAAP basis.

Construction completion A building is considered complete at the earlier of twelve months after completion of the shell or rent commencement on 50% of the space.

EBITDA is calculated by adding the interest, taxes, depreciation and amortization for both continuing and discontinued operations to net income.

Fixed charge coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations, less non-cash interest incurred (amortization of deferred loan fees), plus regularly scheduled principal amortization.

Funds from operations (“FFO”)

The company provides a supplemental performance measure of Funds From Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), which Catellus believes provides a useful measure, along with GAAP net income, of its operating performance. Additionally, the company provides FFO in two segments: Core and Urban/Residential/Other. The first segment, or Core Segment, reflects the focal part of Catellus’ business that it expects will be ongoing and central to its future operations. The second segment, or Urban/Residential/Other Segment, reflects the company’s urban and residential businesses, including residential lot development, urban development, and desert land sales, which the company intends to transition out of over time. This segment also includes REIT conversion costs, including third party costs, and the effects of the stock option exchange. Prior to the effective date of the REIT conversion, on January 1, 2004, the company will present FFO adjusted for hypothetical tax savings (including tax effects from the REIT conversion) as if the company had operated and been taxed as a REIT.

While FFO is a relevant and widely used measure of operating performance of equity REITs, other equity REITs may use different methodologies for calculating FFO and, accordingly, FFO as disclosed by other REITs may not be comparable to FFO as used by us. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles. Further, FFO is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to cash flows from operations as a measure of liquidity. We believe that FFO provides relevant information about our operations and is useful, along with net income, for an understanding of our operating activities.

Interest coverage ratio is calculated as EBITDA divided by total interest incurred (including capitalized interest) for both continuing and discontinued operations less non-cash interest (amortization of deferred loan fees).

Net operating income (NOI) represents revenue less property operating costs (including the portion from discontinued operations) and equity in earnings of operating joint ventures, net (as reflected in the accompanying statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio.

Recurring capital expenditure is the cost associated with re-tenanting leasable space including building improvements, tenant improvements and lease commissions.

Same space properties are properties that have been owned and operated for both the current and preceding years.

Same space net operating income represents GAAP basis rental revenue less property operating costs with adjustments to revenue or expenses for one-time, unusual, or non-recurring items such as receipt of lease termination fees.

Straight line rent adjustments is the adjustment to income for the difference between —(a) the total of the rents anticipated to be received over the life of the contractual lease (including contractual rent increases) divided by the number of months in the lease times the number of months in the period being measured, and (b) the actual rents due for the period being measured.

Total market capitalization is total market value of a company’s outstanding common stock and indebtedness.

CATELLUS

DEVELOPMENT CORPORATION

Except for historical matters, the matters discussed in this release are forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements about plans, opportunities, and development. We caution you not to place undue reliance on these forward-looking statements, which reflect our current beliefs and are based on information currently available to us. We do not undertake any obligation to publicly revise these forward-looking statements to reflect future events or changes in circumstances, except as may be required by law. These forward-looking statements are subject to risks and uncertainties that could cause our actual results, performance, or achievements to differ materially from those expressed in or implied by these statements. In particular, among the factors that could cause actual results to differ materially are: changes in the real estate market or in general economic conditions, including a worsening economic slowdown or recession; non-renewal of leases by tenants or renewal at lower than expected rates; difficulties in identifying properties to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as we expect; our failure to divest of properties on advantageous terms or to timely reinvest proceeds from any such divestitures; our failure to qualify and maintain our status as a real estate investment trust under the Internal Revenue Code of 1986; product and geographical concentration; industry competition; availability of financing and changes in interest rates and capital markets; changes in insurance markets; losses in excess of our insurance coverage; discretionary government decisions affecting the use of land, including the issuance of permits, and delays resulting therefrom; changes in the management team; weather conditions and other natural occurrences that may affect construction or cause damage to assets; changes in income taxes or tax laws; environmental uncertainties, including liability for environmental remediation and changes in environmental laws and regulations; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of parties to reach agreement on definitive terms or to close transactions; increases in the cost of land and construction materials and availability of properties for future development; limitations on, or challenges to, title to our properties; risks related to the financial strength of joint venture projects and co-owners; changes in policies and practices of organized labor groups; shortages or increased costs of electrical power; risks and uncertainties affecting property development and renovation (including construction delays and cost overruns); other risks inherent in the real estate business; and acts of war, other geopolitical events and terrorists activities that could adversely affect any of the above factors.

For further information, including more detailed risk factors, you should refer to Catellus Development Corporation’s annual report on Form 10-K for the fiscal year ended December 31, 2003, and its report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission.